EXHIBIT 99.1

Filed by United Financial Bancorp, Inc.
Pursuant to Rule 425 under the Securities
Act of 1933 and deemed filed pursuant to
Rule 14a-12 under the Securities Exchange
Act of 1934

Subject Company: CNB Financial Corp.
Commission File No. 0-51685

Date: May 26, 2009

The following is a press release issued by United Financial Bancorp, Inc., May 26, 2009.

FOR IMMEDIATE RELEASE	For More Information Contact:
Dena M. Hall
Senior Vice President
(413) 787-1700

UNITED FINANCIAL BANCORP, INC. INCREASES OFFER TO $10.25 PER SHARE TO
ACQUIRE CNB FINANCIAL CORP. OF WORCESTER, MA

WEST SPRINGFIELD, MA—May 26, 2009—United Financial Bancorp, Inc. (the “Company”) (NASDAQ:UBNK), the holding company for United Bank (the “Bank”) announced today that it has submitted a revised proposal to the Board of Directors of CNB Financial Corp. (“CNB”) (OTCBB: CFNA) to acquire CNB and its subsidiary Commonwealth National Bank, headquartered in Worcester, MA for $10.25 per share, an increase of $.25 per share from its previously announced offer.  The remaining terms of the proposal submitted to CNB on May 12, 2009 remain in effect.  Under the terms of the proposal, the transaction would be valued at approximately $23.4 million.  The Company continues to believe that its offer is superior to the revised merger agreement announced by CNB and Berkshire Hills Bancorp, Inc. (NASDAQ:BHLB) last week.

“We were disappointed to learn that CNB has rejected our offer of $10.00 per share and we feel it is important for CNB, its employees, shareholders and the Worcester community to know that we have a serious interest in this franchise,” said Richard B. Collins, President and Chief Executive Officer of United Financial Bancorp, Inc.  “We continue to believe that a partnership with our company and our increased offer of $10.25 per share are in the best interests of CNB and its shareholders.”

In a letter submitted to CNB President and CEO Charles Valade and Chairman of the Board Cary Corkin today, Collins outlined the reasons why the Company’s offer remains superior to the enhanced Berkshire Hills proposal and also addressed issues raised in their joint press release dated May 21, 2009.

“There were several statements in the press release that do not tell the whole story,” Collins said.  “We feel it is important to set the record straight so that CNB shareholders know of our history of earlier discussions with CNB’s board and also to reiterate our ability to successfully integrate our two banks into one extraordinary banking franchise,” Collins said.  A copy of the letter is attached.

CNB has nearly $300 million in assets and operates six banking offices in the greater Worcester area.  United Financial Bancorp, Inc. had assets of $1.24 billion as of March 31, 2009.

United Financial Bancorp, Inc. is a publicly owned corporation and the holding company for United Bank, a federally chartered savings bank headquartered at 95 Elm Street, West Springfield, MA 01090.  The Company’s common stock is traded on the NASDAQ Global Select Market under the symbol UBNK.  United Bank provides an array of financial products and services through its 15 full service branch offices and two express drive up branches located throughout Western Massachusetts.  Through its Wealth Management Group and its partnership with NFP Securities, Inc., the Bank is able to offer access to a wide range of investment and insurance products and services, as well as financial, estate and retirement strategies and products.  For more information regarding the Bank’s products and services and for United Financial Bancorp, Inc. investor relations information, please visit www.bankatunited.com.

Except for the historical information contained in this press release, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area, competition, and other risks detailed from time to time in the Company’s SEC reports.  Actual strategies and results in future periods may differ materially from those currently expected.   These forward-looking statements represent the Company’s judgment as of the date of this release.  The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of a merger between United Financial Bancorp, Inc. (“United”)  and CNB Financial Corp. (“CNB”) , including future financial and operating results, cost savings and accretion to reported and cash earnings that may be realized from such merger; (ii) statements with respect to United's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of United's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and CNB may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the failure of United's and CNB's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and may have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause United's results to differ materially from those described in the forward-looking statements can be found in United's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http:// www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. United does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information about the Proposed Transaction and Where to Find It:

Subject to future developments, United intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the United shares to be issued in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND REGISTRATION STATEMENT (IF AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders may obtain a free copy of the proxy statement and the registration statement (when available) and other relevant documents at the SEC's Internet web site at www.sec.gov. The proxy statement, the registration statement (when available) and such other documents may also be obtained free of charge from United by directing such request to: United Financial Bancorp, Inc, 95 Elm Street, West Springfield, Massachusetts, Attention: Dena Hall (413) 787-1700.

 Participants in the Solicitation:

United, its directors, executive officers and other employees may be deemed to be “participants" in any solicitation of proxies from CNB stockholders. A detailed list of the names, affiliations and interests of the participants in the solicitation is available in United's proxy statement dated March 13, 2009, for its 2009 Annual Meeting of Stockholders.